Subsequent Events	12 Months Ended
May 31, 2020
Subsequent Events [Abstract]
Subsequent Events
27.	SUBSEQUENT EVENTS
On July 2, 2020, the Company issued US$300,000 bond due on July 2, 2025
(the “
Bond”). The Bond bears interest at a rate of 2.125% per year, payable semiannually in arrears on January 2 and July 2 of each year commencing January 2, 2021. The net proceeds from the Bond, after deducting the issuance costs were $297,083. The Company has accounted for the Bond as a single instrument and recorded the proceeds, net of the issuance cost,
as bond payable.
On September 8, 2020, Koolearn Holding entered into a subscription agreement with the Company and another subscriber, pursuant to which the Company and the another subscriber conditionally agreed to subscribe for, and Koolearn Holding has conditionally agreed to allot and issue
51,680,000
and
7,752,000
new shares, respectively, at the subscription price of US$
3.87
per subscription share (corresponding to approximately HK$
30.00
per subscription share),
for
an aggregate subscription amount of US$
230
million (corresponding to approximately HK$
1,783
million).
COVID-19 has spread rapidly to many parts of China and other parts of the world in the first quarter of calendar year 2020. The epidemic has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and elsewhere. Substantially all of the Group’s revenue and workforce are concentrated in China. Consequently, the COVID-19 outbreak may continue
affect the Group’s business operations and its financial condition and operating results for fiscal year 2021, including but not limited to negative impact to the
Group’s total revenues, fair value adjustments or impairment to the Group’s long term investments.